UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

|X|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement


                                 MEDIAVEST, INC.
                                 ---------------
                (Name of Registrant As Specified In Its Charter)
               Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

--------------------------------------------------------------------------------

                            PRELIMINARY MATERIALS --
          DEFINITIVE MATERIALS TO BE MAILED ON OR ABOUT AUGUST 14, 2006

                                 MEDIAVEST, INC.
                      2121 Avenue of the Stars, Suite 1650
                              Los Angeles, CA 90067

                              INFORMATION STATEMENT
                 NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To the shareholders of Mediavest, Inc.:

Mediavest, Inc. ("Mediavest" or the "Company") hereby gives notice to its shareholders that the holders of a majority of the outstanding shares of common stock of Mediavest have taken action by written consent to approve the following actions:

      1. The amendment to our Restated Certificate of Incorporation, as amended, (the "Certificate of Incorporation"), to increase our authorized common stock, par value $.0001 per share ("Common Stock") from 19,000,000 shares to 100,000,000 shares (the "Share Increase").

You have the right to receive this notice if you were a shareholder of record of Mediavest at the close of business on July 28, 2006 (the "Record Date"). Since the action will have been approved by the holders of the required majority of the outstanding shares of our Common Stock, no proxies were or are being solicited.

We anticipate that we will be able to effectuate this action on or after September 5, 2006, although the implementation of this amendment may occur at the discretion of our Board of Directors.

Los Angeles, California
August 2, 2006

                                                  /s/ Robert Ellin
                                                  -------------------------
                                                  Robert Ellin
                                                  Chairman of the Board
                                                  and Chief Executive Officer


                        WE ARE NOT ASKING YOU FOR A PROXY
                   AND YOU ARE REQUESTED NOT TO SEND A PROXY.

                              QUESTIONS AND ANSWERS

WHY HAVE I RECEIVED THESE MATERIALS?

Mediavest is required to deliver this information statement to everyone who owns Common Stock of Mediavest in order to inform them that the holders of a majority of our outstanding Common Stock have taken certain actions that would normally require a shareholders' meeting without holding such a meeting. This information statement is being sent to you because you are a holder of Common Stock in Mediavest.

WHAT ACTION DID THE HOLDERS OF A MAJORITY OF THE COMMON STOCK TAKE?

A group of shareholders holding a total of approximately 93% of the total Common Stock outstanding in Mediavest took action by written consent to approve the amendment to our Certificate of Incorporation to increase our authorized Common Stock from 19,000,000 shares to 100,000,000 shares.

WHY CAN THESE HOLDERS APPROVE THIS ACTION WITHOUT HAVING TO HOLD A MEETING OR HAVING TO SEND OUT PROXIES TO ALL SHAREHOLDERS?

Our Certificate of Incorporation and bylaws and New Jersey corporation law provide that any corporate action upon which a vote of shareholders is required or permitted may be taken without a meeting or vote of shareholders with the written consent of shareholders having at least a majority of all the stock entitled to vote upon the action if a meeting were held.

IS IT NECESSARY FOR ME TO DO ANYTHING?

No. No other votes are necessary or required. We anticipate that the action described in this information statement will be able to be effectuated and implemented by our Board of Directors, in its discretion, on or after September 5, 2006.

WHO IS PAYING FOR THE MAILING OF THIS INFORMATION STATEMENT?

Mediavest will pay the costs of preparing and sending out this information statement. It will be sent to the holders of our Common Stock by regular mail. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our Common Stock.

CAN I OBJECT TO THE ACTION OF THESE SHAREHOLDERS?

No. New Jersey law does not provide for dissenters' rights in connection with the approval of the action described in this information statement.

WHERE CAN I GET COPIES OF THIS INFORMATION STATEMENT OR COPIES OF MEDIAVEST'S ANNUAL REPORT?

Mediavest's filings may be found on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

In addition, copies of this information statement and our most recent annual report filed with the SEC on Form 10-KSB is available to shareholders at no charge upon request directed as follows:

                                 Mediavest, Inc.
                      2121 Avenue of the Stars, Suite 1650
                              Los Angeles, CA 90067

HOW DO I KNOW THAT THE GROUP OF SHAREHOLDERS VOTING TO APPROVE THE ACTION DESCRIBED IN THIS INFORMATION STATEMENT HELD MORE THAN A MAJORITY OF THE COMMON STOCK?

On July 28, 2006, the date of the written consent to action by the holders of a majority of our Common Stock with respect to the amendment to our Certificate of Incorporation, there were 4,000,000 shares of Common Stock outstanding. Holders of Common Stock are entitled to one vote per share. As of July 28, 2006, a total of 3,720,000 shares of Common Stock, representing approximately 93% of the outstanding shares of Common Stock of Mediavest delivered written consents with respect to the amendment to our Certificate of Incorporation.

WHO ARE THE SHAREHOLDERS WHO VOTED TO APPROVE THE ACTION DESCRIBED IN THIS INFORMATION STATEMENT?

The list of shareholders who consented to this action and the percentage ownership of our Common Stock of each is set forth below:

--------------------------- -------------------------- -------------------------
   Individual or Entity         Number of Shares           Percent of Class
--------------------------- -------------------------- -------------------------
    Trinad Capital, LP             3,720,000                     93.0
--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------

WHO WAS ENTITLED TO VOTE TO APPROVE THE ACTION DESCRIBED IN THIS INFORMATION STATEMENT?

Every person or entity that owned Common Stock in Mediavest as of the Record Date was entitled to vote. Although every person or entity who owned Common Stock in Mediavest as of the Record Date was entitled to vote, only those shareholders identified in the previous question that actually consented to approve the action described in this information statement were necessary to approve such actions.

On July 28, 2006, the Board of Directors determined that it was in Mediavest's best interests and its shareholders to split (or dividend) shares of its Common Stock on a two and a half-for-one basis (the "Stock Split"). The record date for the Stock Split is August 10, 2006 and does not effect the vote to approve the action described in this information statement. Additionally, since the Stock Split will effect every holder of Common Stock on a pro-rata basis, the Stock Split will not change the percentage ownership of such holders in Mediavest. Consequently, the Stock Split will not change those shareholders who are required to vote to approve the action described in this information statement.

WHO IS ENTITLED TO RECEIVE NOTICE OF THIS ACTION BY THE HOLDERS OF A MAJORITY OF OUR COMMON STOCK?

Every person or entity that owned common stock of Mediavest as of the Record Date is entitled to receive a copy of this information statement.

WHAT CONSENT WAS REQUIRED IN ORDER TO APPROVE THE ACTION SET FORTH HEREIN?

The amendment to the Certificate of Incorporation required the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock.

A majority means one vote more than 50% of the number of shares voting. Since the shareholders who acted by written consent to approve the action described in this information statement held more than a majority of all of the shares outstanding which were entitled to vote, they could take action without a meeting by written consent and then inform you of the action taken. The action will be able to be effectuated and implemented by the Board of Directors, in its discretion, on or after such date that is 20 days after first sending you this information statement, which date is anticipated to be September 5, 2006.

HOW WILL THE CERTIFICATE OF INCORPORATION BE AMENDED?

The  Share   Increase  will  amend  Article  III  (a)  of  our   Certificate  of
Incorporation as follows:

                  The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred and One
                  Million (101,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, $.0001 par value per share ("Common Stock"), and One Million (1,000,000) shares of preferred stock, $.0001 par value per share ("Preferred Stock").

The  full  text  of  the   Certificate  of  Amendment  to  the   Certificate  of
Incorporation is attached to this Information Statement as Appendix A.

WHY IS MEDIAVEST INCREASING ITS NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

As of July 28, 2006, 4,000,000 shares of our Common Stock were issued and outstanding (excluding treasury shares) and an additional 15,000,000 shares of our Common Stock were available for future issuance. Accordingly, there is a total of approximately 19,000,000 authorized shares of Common Stock.

The Board of Directors believes it continues to be in Mediavest's best interests to have sufficient additional authorized but unissued shares of Common Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the shareholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our Common Stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

HOW MEDIAVEST EFFECT THE SHARE INCREASE?

Mediavest will file an amendment to our Certificate of Incorporation effecting the Share Increase after the close of business on September 5, 2006 which is approximately 21 days after this information statement was first mailed to our shareholders.

WILL THERE BE ANY CHANGES MADE TO THE RIGHTS AND RESTRICTIONS ATTACHED TO THE COMMON STOCK AS A RESULT OF THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

No, there will be no changes made to the rights and restrictions attached to the Common Stock as a result of Share Increase. However, the issuance of additional shares of Common Stock could have the effect of diluting existing shareholder earnings per share, book value per share and voting power. Our shareholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

WHAT IS THE INTEREST OF MANAGEMENT IN THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed amendment to effect the Share Increase or in any action covered by the related resolutions adopted by the Board of Directors and the majority shareholders, which is not shared by all other shareholders.

WHO ARE THE PRINCIPAL SHAREHOLDERS OF MEDIAVEST?

The following table sets forth, as of the Record Date, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) our chief executive officer and certain other highly compensated officers, (iii) all of our directors and executive officers as a group, and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, the address of each of the following persons is c/o Mediavest, Inc., 2121 Avenue of the Stars, Suite 1650, Los Angeles, CA 90067.


                                                                                                        PERCENTAGE OF
                                                                                  NUMBER OF SHARES OF       CLASS
NAME AND ADDRESS                                                                      COMMON STOCK       BENEFICIALLY
                                                                                   BENEFICIALLY OWNED     OWNED (1)
                                                                                          (1)
5% STOCKHOLDERS
---------------
Trinad Capital LP........................................................................ 3,720,000(2)        93.0%

DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------
Robert S. Ellin,......................................................................... (2)                  *
  Director, Chairman of the Board and Chief Executive Officer
David Chazen,............................................................................ (2)                  *
  Director, President
Jay A. Wolf,............................................................................. (2)                  *
  Director, Chief Financial Officer and Chief Operating Officer
Barry I. Regenstein,..................................................................... (2)                  *
  Director

All directors and officers as a group (4 people)......................................... 3,720,000(2)        93.0%


-----------
* Represents less than 1% of outstanding shares.

(1) Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of the Record Date, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Trinad Capital LP owns 93% of our outstanding common stock. Robert Ellin and Jay Wolf, two of our directors and executive officers, are principals of Trinad and Barry Regenstein and David Chazen, our other directors and president, are also affiliated with Trinad. Robert Ellin and Jay Wolf may be deemed to beneficially own the stock that Trinad owns.


                 PROPOSALS BY SECURITY HOLDERS AND OTHER MATTERS

Mediavest's Board of Directors does not know of any other matters that are to be presented to the shareholders for their approval and consent pursuant to the written consent of shareholders other than those referred to in this information statement.

                       WHERE YOU CAN FIND MORE INFORMATION

Mediavest files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that Mediavest files with the SEC at the SEC's Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can at: http://www.sec.gov.


BY ORDER OF THE BOARD OF DIRECTORS


/S/ ROBERT ELLIN
--------------------
ROBERT ELLIN
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                                                                      APPENDIX A


            CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION
            --------------------------------------------------------

                                 MEDIAVEST, INC.
                           (a New Jersey corporation)

                         CERTIFICATE OF AMENDMENT TO THE
                      RESTATED CERTIFICATE OF INCORPORATION

      In accordance with the provisions of Sections 14A:9-1(d), 14A:9-2(4) and 14A:9-4(3) of the New Jersey Business Corporations Act, Mediavest, Inc. a New Jersey corporation, executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

1.    The  current   name  of  the   corporation   is   Mediavest,   Inc.   (the
      "Corporation").

2. The following Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation (the "Certificate of Amendment") was approved by the board of directors of the Corporation (the "Board") on July 28, 2006:

      Resolved,   that   Article  III  (a)  of  the  Restated   Certificate   of
Incorporation of the Corporation be amended to read as follows:

            "a. The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred and One Million (101,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, $0.0001 par value per share ("Common Stock"), and One Million (1,000,000) shares of preferred stock, $0.0001 par value per share ("Preferred Stock")."

3. The number of shares outstanding at the time of the adoption of the Certificate of Amendment was: 4,000,000. The total number of shares entitled to vote thereon was : 4,000,000.

4. The number of shares voting for and against the Certificate of Amendment is as follows:

      Shares Voting for Amendment               Shares Voting Against Amendment

      3,720,000                                 None


Dated as of __________, 2006                    MEDIAVEST, INC.




                                                By: ___________________________
                                                    Robert Ellin, Chairman of
                                                    the Board